EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony Goodman, Chief Executive Officer and Chief Financial Officer of Elray Resources, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Date: August 14, 2013	By:	/s/ Anthony Goodman
Anthony Goodman,
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Accounting Officer)